UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 7, 2015

BG Medicine, Inc.

(Exact Name of Registrant as Specified in Its Charter)

001-33827

(Commission

File Number)

Delaware	04-3506204
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

880 Winter Street, Suite 210 Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 890-1199

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) On July 7, 2015, BG Medicine, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”). Of 34,653,150 shares of common stock issued and outstanding and eligible to vote as of the record date of June 8, 2015, a quorum of 27,745,624 shares, or 80.07% of the eligible shares, was present in person or represented by proxy.

(b) The following actions were taken at the Annual Meeting:

1. The following nominees were reelected to serve on the Company’s Board of Directors (the “Board”) as Class I Directors until the Company’s 2018 annual meeting of stockholders and until their successors are duly elected and qualified, based on the following votes:

Nominee	Voted For	Withheld Authority	Broker Non-Vote
Noubar Afeyan, Ph.D.	11,292,139	1,197,972	15,255,513
Harrison M. Bains	11,449,118	1,040,993	15,255,513
Stelios Papadopoulos, Ph.D.	11,626,895	863,216	15,255,513

The nominees for director who received the most votes (also known as a “plurality” of the votes cast) were elected.

After the Annual Meeting, Timothy Harris, Ph.D., D.Sc. continued to serve as a Class II Director for a term that expires at the 2016 annual meeting and until his successor is duly elected and qualified, and Harry W. Wilcox and Paul R. Sohmer, M.D., continued to serve as Class III Directors for terms that expire at the 2017 annual meeting and until their successors are duly elected and qualified.

2. The approval, in accordance with NASDAQ Listing Rules 5635(b), 5635(c) and 5635(d), of the issuance of shares of Series A Preferred Stock, shares of Series A Preferred Stock issuable upon conversion of secured convertible promissory notes and common stock issuable upon conversion of Series A Preferred Stock, each pursuant to the Securities Purchase Agreement, dated as of May 12, 2015, based on the following votes:

6,238,029 votes FOR; 1,182,407 votes AGAINST; 5,069,675 votes ABSTAINING and 15,255,513 broker non-votes.

The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal was required to approve this proposal.

3. The approval of an amendment to the Company’s Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, par value $0.001 per share, at a ratio in the range of 1-for-2 to 1-for-6, such ratio to be determined by the Board, based on the following votes:

21,015,763 votes FOR; 6,519,732 votes AGAINST; 210,129 votes ABSTAINING and 0 broker non-votes.

The affirmative vote of a majority of the shares outstanding was required to approve this proposal.

4. The selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 was ratified, based on the following votes:

26,629,696 votes FOR; 1,017,544 votes AGAINST; and 98,384 votes ABSTAINING.

The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal was required to approve this proposal.

5. The compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting was approved, on an advisory basis, based on the following votes:

10,893,113 votes FOR; 1,389,358 votes AGAINST; 207,640 votes ABSTAINING and 15,255,513 broker non-votes.

The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal was required to approve this proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BG MEDICINE, INC.

Date: July 7, 2015	/s/ Stephen P. Hall
Stephen P. Hall
Executive Vice President & Chief Financial Officer